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                                                                   EXHIBIT 17(a)


                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!














                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!


                  Please detach at perforation before mailing.
 ................................................................................

       THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS. THE DIRECTORS RECOMMEND VOTING FOR THE PROPOSAL. TO VOTE, FILL IN BOX COMPLETELY.




1. To approve a Plan of Reorganization providing for the combination of AIM Advisor MultiFlex Fund with AIM Advisor Flex Fund.

               FOR        AGAINST         ABSTAIN

               [  ]        [  ]            [  ]

2. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF





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                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!









                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.
 ................................................................................

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS OF
                             AIM ADVISOR FUNDS, INC.

                  PROXY FOR SPECIAL MEETING OF SHAREHOLDERS OF
                           AIM ADVISOR MULTIFLEX FUND
                                  JUNE 16, 1999

The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of AIM Advisor MultiFlex Fund, a portfolio of AIM Advisor Funds, Inc., to be held on June 16, 1999 at 3:00 p.m. Central time, and at any adjournment thereof, all of the shares of AIM Advisor MultiFlex Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR THE APPROVAL OF THE PROPOSAL.

                              NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.


                              --------------------------------------------------
                              Signature


                              --------------------------------------------------
                              Signature (if held  jointly)

                              Dated
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